UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2007

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

1030 NORTH ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

Registrant’s telephone number, including area code: (407) 367-0944

Registrant’s facsimile number, including area code: (407) 367-0950

Registrant’s Website address: www.paincareholdings.com

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of BKHM, P.A.

PainCare Holdings, Inc. (the “Company”) has elected to terminate its engagement of BKHM, P.A. (“BKHM”) as the independent registered public accounting firm responsible for auditing the Company’s financial statements. The termination, which is effective as of May 7, 2007, was approved by the Company’s Audit Committee.

BKHM’s report on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that BKHM’s Audit Report dated March 28, 2007, contains an explanatory note regarding uncertainty involving certain debt obligations of the Company which are currently in default, and concludes that the potential significance of an adverse conclusion to said issues raises substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the termination of BKHM, the Company did not have any disagreements with BKHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKHM, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the termination of BKHM, other than as is set forth herein, BKHM did not advise the Company of any of the following:

(A) That the internal controls necessary for the Company to develop reliable financial statements did not exist (with the exception of the disclosure set forth below);

(B) That information had come to BKHM’s attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;

(C)(1) That BKHM needed to expand significantly the scope of its audit, or that information had come to BKHM’s attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that would have prevented it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements, and (2) due to BKHM’s resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

(D)(1) That information has come to BKHM’s attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BKHM’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) the issue has not been resolved to BKHM’s satisfaction prior to its termination.

In a Report on Internal Control Over Financial Reporting dated March 28, 2007 (the “2007 Report”), and a Report on Internal Control Over Financial Reporting dated May 12, 2006 (the “2006 Report”), BKHM advised the Company of certain internal control deficiencies that it considered to be, in the aggregate, material weaknesses, including:

Material Weaknesses listed in the 2007 Report

* There is a lack of adequate segregation of duties in field locations in the purchasing and disbursement functions and, in certain field locations, for cash receipts. In addition, Company management noted a lack of compliance with established procedures regarding approval of invoices. In most locations, the Company attempted to segregate responsibilities; however, because of a lack of financial staff or the existence of related parties, there are inherent limitations in achieving proper segregation of duties.

* The Company did not have appropriate controls to timely identify all transactions with related parties.

* There are deficiencies in the operation of the Company’s policies and procedures associated with a lack of access controls and adequate backup and security of certain critical computerized financial systems. These systems include billing, payroll, accounts payable, general ledger and electronic spreadsheets used in the compilation and presentation of the Company’s financial information. Although there are manual controls designed to identify material errors, these systems identified affect a significant number of account balances and disclosures.

* There are deficiencies in the Company’s controls around authorization, reconciliation and safeguarding of assets. The deficiencies specifically related to a lack of a physical inventory, errors in the reconciliation of the subsidiary ledger to the general ledger and approval of fixed asset purchases.

* There are deficiencies in the Company’s control structure surrounding bad debts, contractual allowances and accounts receivable reserve estimates. The Company did not have appropriate controls designed and implemented to ensure validity, completeness and accuracy of contractual adjustments. In addition, the Company did not have a formalized and structured process to ensure reserves were properly estimated.

* There are deficiencies in the Company’s internal control structure surrounding payroll. These deficiencies relate to lack of full compliance with established procedures regarding subsidiary to general ledger reconciliation, controls over changes to employee withholding, payroll cut-off and approval of timecards.

* There is a material weakness in the process related to the proper accounting for complex and non-routine transactions. These control weaknesses were the result of the following: (i) SFAS 123(R) – Management identified inappropriate accounting treatment for the adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (“SFAS 123(R)”), which resulted in a mis-classification of stock-based compensation during the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. These inappropriate classifications will lead to the restatement of those financial statements; and (ii) Goodwill – As the result of the year-end audit, an error was discovered in the calculation of goodwill impairment, which resulted in a $5.1 million adjustment to the financial statements. The error was a result of not applying the present value to the terminal value in the calculation of fair value, which was utilized in the calculation of goodwill impairment.

* There is a deficiency in the accuracy of the month-end close process. This deficiency is specifically related to second party review of journal entries, appropriate cut-off of accounts payable and consolidation of field location financial statements.

* The Company’s management did not have adequate technical expertise with respect to income tax accounting and tax compliance to effectively oversee these areas. This lack of adequate technical expertise resulted in a $1.1 million audit adjustment to remove an undefined, unattributable tax liability.

* There is a material weakness in the entity level controls relating to the control environment, for the following reasons: (i) the Company did not have formal training, employee acknowledgement and periodic reconfirmation of the Code of Conduct; (ii) the Company’s Whistle Blower program was lacking in relation to the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters; (iii) the Company’s Whistle Blower program was also lacking regarding confidential, anonymous submission of employees of the issuer of concerns regarding questionable accounting or auditing matters.

* The Company’s management did not have a control structure in place to properly monitor and analyze the subsidiaries’ 401(k) plans for compliance with applicable laws and regulations.

Material Weaknesses Listed in the 2006 Report

* The Company was not able to prepare its financial statements without material misstatements because of an inadequate control over the process for the identification and implementation of the proper accounting for complex and non-routine transactions. Transactions that were misstated included the following: (i) the accounting used for term notes and certain freestanding and embedded derivates related to financing transactions; (ii) the application of purchase accounting used in connection with physician practice and surgery center acquisitions, including the values recorded for tangible and intangible assets, goodwill, recording deferred taxes, and measuring the value of shares issued; and (iii) accounting for the Company’s existing stock option plans, including the use of variable accounting for employee option grants and the use of fair value accounting for non-employee option grants.

* There is a lack of adequate segregation of duties in field locations in the purchasing and disbursement function, and in certain field locations for cash receipts and payroll. In addition, management noted a lack of compliance with established procedures regarding approval of invoices.

* The Company did not have appropriate controls to timely identify, analyze, record, and properly disclose all transactions with related parties.

* There are deficiencies in controls over the operation of critical financial systems, including billing, payroll, accounts payable, general ledger, and electronic spreadsheets used in the compilation and presentation of the Company’s financial information.

* There is a deficiency in the timeliness and accuracy of the monthly close process, which is specifically related to accuracy and review of key account reconciliations, analysis of changes in debt/capital leases, appropriate support and second party review of journal entries, and consolidation of field location financial statements.

* There are deficiencies in controls with respect to income tax accounting and tax compliance, as the Company did not have adequate technical expertise to effectively oversee these areas. This resulted in errors in the Company’s accounting for income taxes, including inappropriate accounting for deferred taxes, errors in the calculation of the current income tax accruals, and in the preparation of fully compliant tax returns.

BKHM indicated in the 2007 Report and the 2006 Report that they considered these deficiencies to be material weaknesses as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). A material weakness is a significant deficiency or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis by employees in the normal course of their work.

The Company’s Audit Committee has discussed the foregoing material weaknesses with BKHM. In an effort to address the material weaknesses the Company has implemented a number of changes in the Company’s internal controls over financial reporting and has identified a number of additional changes that it intends to implement in 2007. The Company has authorized BKHM to respond fully to any inquiries of Brimmer, Burek & Keelan LLP concerning said matters.

The Company provided BKHM with a copy of the disclosures set forth in this Current Report on Form 8-K, and requested that BKHM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein. The letter received by the Company from BKHM, in which BKHM states that it is in agreement with the disclosures set forth herein, is attached hereto as Exhibit 16.1.

Engagement of Brimmer, Burek & Keelan LLP

The Company has engaged Brimmer, Burek & Keelan LLP (“Brimmer”) to serve as the independent registered public accounting firm responsible for auditing the Company’s financial statements. The engagement, which is effective as of May 4, 2007, was approved by the Company’s Audit Committee and the Board of Directors.

Other than as is set forth below, neither the Company nor anyone on behalf of the Company consulted Brimmer during the two most recent fiscal years and any subsequent interim period prior to engaging Brimmer, regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Brimmer concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions of Item 304 of Regulation S-K) or reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

In late 2005 Brimmer was engaged by the Company to (i) review the Company’s stock option plans (the “Plans”) to determine if the Plans were variable stock option plans for periods prior to and ending with December 31, 2005; and (ii) to review certain agreements entered into by the Company in certain financing transaction and to determine if the warrants issued in connection with said financing transactions (the “Warrants”) were financial derivatives requiring the Company to account for the Warrants as liabilities in the Company’s financial statements. Brimmer concluded that the Plans were variable employee stock option plans for the periods in question, and that the Warrants were financial derivatives requiring the Company to account for the Warrants as liabilities in the Company’s financial statements. BKHM was consulted regarding the foregoing issues and concurred with the conclusions of Brimmer.

The Company has provided Brimmer with a copy of the disclosures set forth in this Current Report on Form 8-K, and has provided Brimmer with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Brimmer has represented to the Company that it is in agreement with the disclosures herein and that it will not be submitting a letter to the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from BKHM, P.A. dated May 10, 2007

99.1	Report of Brimmer Burek & Keelan LLP dated March 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated May 10, 2007	PAINCARE HOLDINGS, INC.

	By:	/s/ Randy Lubinsky
Randy Lubinsky
Chief Executive Officer and Director